Exhibit 10.16

AMENDMENT TO

PLAYTIKA HOLDING CORP. 2021-2024 RETENTION PLAN

APPRECIATION UNIT AWARD AGREEMENTS

This AMENDMENT TO PLAYTIKA HOLDING CORP. 2021-2024 RETENTION PLAN APPRECIATION UNIT AWARD AGREEMENTS (this “Amendment”) is made and entered into effective as of October 8, 2020, by and between Playtika Holding Corp. (the “Company”) and Robert Antokol (“Executive”).

RECITALS

WHEREAS, Executive and the Company previously entered into that certain Appreciation Unit Award Agreement, dated as of August 14, 2019 (the “August Appreciation Award Agreement”), and that certain Appreciation Unit Award Agreement, dated as of December 16, 2019 (the “December Appreciation Award Agreement” and together with the August Appreciation Award Agreement, the “Award Agreements”); and

WHEREAS, the Company and Executive wish to enter into this Amendment to modify certain terms of the Award Agreements.

NOW, THEREFORE, in consideration of the mutual promises and covenants and the respective undertakings of the Company and Executive set forth below, the Company and Executive agree as follows:

AGREEMENT

1. Amendment to August Appreciation Award Agreement. The first sentence of Section 1 of the August Appreciation Award Agreement is hereby deleted and replaced in its entirety as follows:

“The Company hereby grants to you an Award of 27,878 Appreciation Units (the “Award”), subject to the terms and conditions of the Plan and this Agreement.”

2. Amendment to December Appreciation Award Agreement. The first sentence of Section 1 of the December Appreciation Award Agreement is hereby deleted and replaced in its entirety as follows:

“The Company hereby grants to you an Award of 15,122 Appreciation Units (the “Award”), subject to the terms and conditions of the Plan and this Agreement.”

3. Status of Agreement. Except to the limited extent expressly amended hereby, each Award Agreement and its terms and conditions remain in full force and effect and unchanged by this Amendment. Capitalized terms used herein but not defined herein shall have the meanings ascribed such terms in each Award Agreement.

4. Duplicate Counterparts; Facsimile. This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original; provided, however, such counterparts shall together constitute only one agreement. Facsimile signatures or signatures sent via electronic mail shall be as effective as original signatures.

IN WITNESS WHEREOF, the undersigned do hereby approve this Amendment. This Amendment may be executed in counterparts, with each an original and all of which together shall constitute one and the same instrument. A signature or signatures delivered by facsimile or other electronic transmission shall be deemed to be an original signature or signatures and shall be valid and binding to the same extent as if it was an original.

PLAYTIKA HOLDING CORP.
Date: October 8, 2020	By:	/s/ Craig J. Abrahams
	Name:	Craig J. Abrahams
	Title:	President and Chief Financial Officer

Date: October 8, 2020	/s/ Robert Antokol
Robert Antokol

[Signature Page to Amendment to

Playtika Holding Corp. 2021-2024 Retention Plan

Appreciation Award Agreements]